ArrowMark Financial Corp.
Consolidated Schedule of Investments (unaudited)

As of September 30, 2023
Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 6.9%
Banking – 6.9%
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030	$5,000,000	$ 4,812,500
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/01/2030(4)	$700,000	605,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/01/2028	$4,000,000	3,680,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.30%, 12/31/2028(4)	$1,700,000	1,470,500
	Total Term Loans (Cost $11,400,000)		10,568,500
Structured Debt Security – 7.2%
Banking – 7.2%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 9.34%), 144A(5)(6)	$14,860,000	11,061,041
	Total Structured Debt Securities (Cost $14,683,783)		11,061,041
Regulatory Capital Relief Securities – 108.6%
Banking – 108.6%
Absolute	Credit Linked Note, 17.72%, 10/10/2027(7)(8)**	$4,237,425	4,279,799
Algonquin	Credit Linked Note, 14.66%, 11/20/2025(8)+	$3,000,000	2,928,171
Algonquin	Guarantee Linked Note, 13.66%, 05/01/2027(8)+	$5,000,000	4,893,105
ArrowMark Financial Ireland Finance 1	Variable Rate Perpetual Stock, 18.48%, 06/30/2031(7)(8)	$7,000,000	6,998,600
Auto ABS Synthetic French Loans	Credit Linked Note, 16.48%, 12/15/2030(7)(9)**	€3,000,000	3,174,922
Boa Vista	Credit Linked Note, 12.72%, 09/07/2026(9)**	€2,000,000	2,114,500
Castelo	Credit Linked Note, 12.75%, 05/05/2025(9)**	€2,094,340	2,176,267
Cedar	Credit Linked Note, 14.22%, 12/15/2027(9)**	€3,110,000	3,285,746
Cedar	Credit Linked Note, 14.72%, 03/30/2030(7)(9)**	€4,300,000	4,577,089
CHAKRA	Credit Linked Note, 14.57%, 06/26/2027(7)(8)+	$4,000,000	3,920,000
Colonnade	Credit Linked Note, 17.18%, 04/30/2028(7)(8)	$6,000,000	5,860,200
Colonnade	Credit Linked Note, 16.91%, 11/30/2029(7)(8)	$7,500,000	6,842,250
Colonnade	Credit Linked Note, 17.71%, 12/15/2029(7)(8)	$5,000,000	4,977,000
Colonnade	Credit Linked Note, 17.04%, 04/30/2030(7)(8)	$10,000,000	9,457,000
CRAFT	Credit Linked Note, 16.93%, 12/15/2027(7)(8)	$5,000,000	5,097,500
CRAFT	Credit Linked Note, 15.61%, 04/30/2028(10)	$2,442,707	2,611,864
CRAFT	Credit Linked Note, 14.14%, 02/21/2031(10)	$3,200,000	3,108,480
Elvetia	Credit Linked Note, 9.52%, 10/20/2029(11)+	CHF2,000,000	2,173,048
Elvetia	Credit Linked Note, 10.77%, 10/20/2030(11)+	CHF2,933,972	3,046,158
Elvetia	Credit Linked Note, 11.02%, 1/20/2031(11)+	CHF2,550,000	2,794,595
FCT Colisee	Credit Linked Note, 14.15%, 01/09/2024(12)+	€2,003,546	2,106,493
FCT Colisee	Credit Linked Note, 11.58%, 07/07/2034(9)+	€2,400,000	2,576,095
FCT Opale	Credit Linked Note, 12.28%, 05/05/2030(8)+	$4,000,000	3,987,800
Future Ready Chakra	Credit Linked Note, 13.23%, 12/15/2030(8)+	$5,000,000	4,682,250
LOFT	Credit Linked Note, 12.68%, 02/28/2030(7)(8)	$2,870,000	2,914,485
LOFT	Credit Linked Note, 24.18%, 02/28/2030(7)(8)	$6,910,000	6,948,005
Mespil	Credit Linked Note, 15.08%, 12/08/2031(8)**	$4,865,105	4,731,801
See Notes to Schedule of Investments
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Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Relief Securities (continued)
Banking (continued)
Muskoka	Credit Linked Note, 15.38%, 11/01/2027(8)+	$2,650,000	$ 2,613,801
Nansa	Credit Linked Note, 12.99%, 03/01/2026(9)**	€6,567,447	6,882,678
Nightingale LF	Credit Linked Note, 15.68%, 04/01/2028(7)(13)**	£2,000,000	2,406,037
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 16.16%, 12/20/2024(8)+	$1,450,869	1,443,034
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 13.32%, 06/29/2026(12)**	€1,689,677	1,746,396
Premium Green PLC	5 Year Secured Amortizing Floating Rate Note, 13.22%, 11/10/2026(12)+	€2,129,495	2,151,109
Pymes Magdalena	Credit Linked Note, 11.93%, 03/20/2024(9)**	€2,415,226	2,485,192
Resonance	Credit Linked Note, 11.61%, 10/05/2028(9)**	€2,574,070	2,647,276
Resonance	Credit Linked Note, 11.10%, 10/25/2029(12)**	€627,626	649,623
Salisbury	Credit Linked Note, 15.69%, 06/16/2027(13)+	£5,235,795	6,117,622
Salisbury	Credit Linked Note, 14.94%, 03/20/2028(13)+	£713,897	844,181
Salisbury	Credit Linked Note, 14.93%, 04/17/2028(7)(13)+	£4,371,946	5,315,649
Salisbury	Credit Linked Note, 17.29%, 04/17/2028(13)+	£1,959,645	2,317,707
Start	Credit Linked Note, 15.24%, 06/16/2025(8)+	$5,000,000	4,437,500
Terra	Credit Linked Note, 13.16%, 09/25/2029(8)**	$10,000,000	9,565,000
Waterloo	Credit Linked Note, 14.92%, 03/21/2026(7)(8)**	$2,700,000	2,700,000
	Total Regulatory Capital Relief Securities (Cost $173,185,738)		166,586,028
Trust Preferred and Preferred Securities – 1.7%
Banking – 1.7%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$2,789,000	2,510,100
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$200,000	180,000
	Total Trust Preferred and Preferred Securities (Cost $3,004,203)		2,690,100
	Total Long-Term Investments (Cost $202,273,724)		190,905,669
Money Market Fund – 0.8%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 5.20%	1,166,976	1,166,976
	Total Money Market Fund (Cost $1,166,976)		1,166,976
	Total Investments (Cost $203,440,700)(14)(15) — 125.2%		192,072,645
	Other assets and liabilities, net — (25.2)%(16)		(38,625,954)
	Total Net Assets — 100.0%		$153,446,691

(1)	We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").
(2)	Par Value in USD, GBP, EUR or CHF.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(5)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
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See Notes to Schedule of Investments

(6)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(7)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 75,468,536 or 49.18% of net assets.
(8)	Floating rate note: SOFR + minimum of 7.16%
(9)	Floating rate note: 3M EURIBOR (Floored at 0%) + minimum of 8.00%
(10)	Floating rate note: 3M SOFR + minimum of 8.76%
(11)	Floating rate note: 3M CHF LIBOR + minimum 8.00%
(12)	Floating rate note: 3M EURIBOR + minimum 7.49%
(13)	Floating rate note: SONIA + minimum 9.75%
(14)	As of September 30, 2023, the tax cost basis of investment securities was $203,440,700. The gross unrealized appreciation over tax cost was $601,087 and gross unrealized depreciation under tax cost was $11,969,142. Net unrealized depreciation of tax cost under value was $11,368,055.
(15)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(16)	Includes $42,400,000 in bank loans from Texas Capital Bank.
**	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.
Forward foreign currency contracts outstanding as of September 30, 2023 were as follows:
Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	8,349,213	CHF	7,670,422	10/31/23	NWG	$(59,958)
USD	38,442,589	EUR	36,577,850	10/31/23	NWG	(282,004)
USD	17,788,849	GBP	14,680,296	10/31/23	NWG	(126,172)
EUR	345,000	USD	364,820	10/31/23	NWG	428
						$(467,706)
ABS	Asset-Backed Security
CHF	Swiss Franc
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate
NWG	NatWest
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
USD	United States Dollar
See Notes to Schedule of Investments
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Additional Information
The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on ArrowMark Financial Corp’s. investment in Community Funding 2018, LLC.
Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$ 9,000,000	California
Delmar Bancorp	4,500,000	Maryland
Fidelity Federal Bancorp	8,000,000	Indiana
First Bancshares, Inc.	10,000,000	Mississippi
Halbur Bancshares	3,000,000.	Iowa
Vintage Bancorp	1,650,000	Kansas
Total	$36,150,000
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See Notes to Schedule of Investments

Notes to Consolidated Schedule of Investments (unaudited)
Investment Valuation– The most significant estimates made in the preparation of the financial statements of ArrowMark Financial Corp. are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that AMFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.
The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:
• Level 1— Quoted prices in active markets for identical securities;
• Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and
• Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by  AMFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.
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Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, AMFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. AMFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
AMFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. AMFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent AMFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.
The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at September 30, 2023, were as follows:
	TOTAL FAIR VALUE AT 9-30-23	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets
Term Loans	$10,568,500	$—	$10,568,500	$—
Structured Debt Security	11,061,041	—	11,061,041	—
Regulatory Capital Relief Securities	166,586,028	—	91,117,492	75,468,536
Trust Preferred and Preferred Securities	2,690,100	—	2,690,100	—
Money Market Fund	1,166,976	1,166,976	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	428	—	428	—
Total Assets	$192,073,073	$1,166,976	$115,437,561	$75,468,536
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	TOTAL FAIR VALUE AT 9-30-23	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Liabilities
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(468,134)	$—	$(468,134)	$—
Total Liabilities	$(468,134)	$—	$(468,134)	$—
The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.
For fair valuations using significant unobservable inputs, U.S. GAAP requires AMFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires AMFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:
REGULATORY CAPITAL RELIEF SECURITIES
Balance at December 31, 2022	$69,529,738
Realized loss including earnings	—
Unrealized depreciation on investments	(149,245)
Purchases	21,952,524
Sales	(4,000,635)
Transfers in	4,929,232
Transfers out	(16,793,078)
Balance at September 30, 2023	$75,468,536
The change in unrealized appreciation on Level 3 securities held as of September 30, 2023 was $(149,245).
	FAIR VALUE AT 9-30-23	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Regulatory Capital Securities	$75,468,536	Broker Quotes	—	—	—
	$75,468,536
For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.
Forward Foreign Currency Transactions/Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set
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price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
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